EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of Panera Bread Company on Form 10-K for the fiscal year ended December 25, 2004, as filed with the Securities and Exchange Commission, we, Ronald M. Shaich, Chief Executive Officer, and Mark E. Hood, Chief Financial Officer, certify, to the best of their knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of Panera Bread Company.

/s/ Ronald M. Shaich

Ronald M. Shaich
Chairman and Chief Executive Officer
Dated: March 17, 2005

/s/ Mark E. Hood

Mark E. Hood
Senior Vice President, Chief Financial Officer
Dated: March 17, 2005